Investments	6 Months Ended
Aug. 07, 2018
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Investments
10.	Investments

10.1.	Investments in associates and joint ventures

	Balance at 12.31.2017	Investments	Restructuring, capital decrease and others	Results in equity- accounted investments	CTA	OCI	Dividends	Balance at 06.30.2018
Joint Ventures
Petrobras Oil & Gas B.V.—PO&G	1,410	—	—	5	—	—	(254)	1,161
State-controlled natural gas distributors	345	—	—	40	(51)	—	(41)	293
Compañia Mega S.A.—MEGA	49	—	—	(13)	41	—	—	77
Petrochemical joint ventures	29	—	(1)	9	(6)	—	(6)	25
Other joint ventures	104	20	1	(1)	(18)	1	(11)	96
Associates
Nova Transportadora do Sudeste	331	—	—	27	(47)	—	(30)	281
Petrochemical associates	1,461	—	—	173	(123)	(179)	(151)	1,181
Other associates	48	8	4	4	(8)	—	—	56
Other investments	18	—	—	—	(1)	—	—	17

Total	3,795	28	4	244	(213)	(178)	(493)	3,187

10.2.	Investments in non- consolidated listed companies

	Thousand-share lot			Quoted stock exchange prices (US$ per share)		Market value
	06.30.2018	12.31.2017	Type	06.30.2018	12.31.2017	06.30.2018	12.31.2017
Associate
Braskem S.A.	212,427	212,427	Common	12.65	13.15	2,687	2,794
Braskem S.A.	75,793	75,793	Preferred A	13.16	12.96	998	982

						3,685	3,776

The market value of these shares does not necessarily reflect the realizable value upon sale of a large block of shares.

Braskem’s shares are publicly traded on stock exchanges in Brazil and abroad. As of June 30, 2018, the quoted market value of the Company’s investment in Braskem was US$ 3,685 based on the quoted values of both Petrobras’ interest in Braskem’s common stock (47% of the outstanding shares), and preferred stock (22% of the outstanding shares). However, there is extremely limited trading of the common shares, since non-signatories of the shareholders’ agreement hold only approximately 3% of the common shares.

Since July 2017, the Company has been negotiating with Odebrecht S.A., the controlling shareholder of Braskem S.A, to revise the terms and conditions of the Braskem S.A. Shareholder’s Agreement, signed on February 8, 2010. This revision aims to improve Braskem’s corporate governance and the corporate relationship between the parties, with the purpose of creating value for all Braskem shareholders.

On June 14, 2018, the Company received a correspondence from Odebrecht S.A, in which it communicated that it has initiated negotiations with LyondellBasell, a public company headquartered in Rotterdam, for a potential transaction involving the transfer of Odebrecht’s entire interest in Braskem. The negotiation is in its preliminary stage and the parties entered into a confidentiality agreement.

This transaction is subject, among other conditions, to due diligence, negotiation of definitive agreements and all necessary approvals. There is no binding obligation between the parties to assure the conclusion of the transaction.

Depending on the outcome of this transaction, the Company will assess the terms and conditions of the LyondellBasell’s offer in the context of exercising its tag-along right as set forth in Braskem S.A. Shareholder’s Agreement.

Given the operational relationship between Petrobras and Braskem, the recoverable amount of the investment for impairment testing purposes was determined based on value in use, considering future cash flow projections and the manner in which the Company can derive value from this investment via dividends and other distributions to arrive at its value in use. As the recoverable amount was higher than the carrying amount, no impairment losses were recognized for this investment.

Information on the main estimates used in the cash flow projections to determine the value in use of Braskem is set out in Note 14 to the audited financial Statements for the year ended December 31, 2017.